UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2009
STARBUCKS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Washington (State or Other Jurisdiction of Incorporation or Organization)	0-20322 (Commission File Number)	91-1325671 (IRS Employer Identification No.)
2401 Utah Avenue South, Seattle, Washington 98134
(Address of Principal Executive Offices)
(206) 447-1575
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 29, 2009, Starbucks Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 29, 2009. Also on April 29, 2009, the Company held a conference call to discuss its financial results for the quarter ended March 29, 2009. A copy of the press release and a transcript of the conference call are furnished as Exhibit 99.1 and Exhibit 99.2, respectively.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Earnings release of Starbucks Corporation dated April 29, 2009
99.2	Transcript of earnings conference call on April 29, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STARBUCKS CORPORATION
Dated: May 1, 2009	By:	/s/ Troy Alstead
Troy Alstead
executive vice president, chief financial officer and chief administrative officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings release of Starbucks Corporation dated April 29, 2009

99.2	Transcript of earnings conference call on April 29, 2009